HOTCHKIS AND WILEY FUNDS
#77. O)  Transactions Subject to Rule 10f-3

BALANCED FUND

Name of Issuer:                         Homeside Lending, Inc.
Type of Security:                       Bond
Trade Date:                             07/24/1997
Maturity Date:                          8/1/2004
Interest Rate:                          6.75%
Total Shares Purchased:                 2,500,000
Total Purchase:                         $2,490,650
Aggregate shares of offering:           200,000,000
Aggregate value of offering:            $199,252,000
Securities acquired from:               Chase Securities, Inc.
Underwriting Syndicate's Members:       NationsBanc Capital Markets, Inc.
                                        Chase Securities, Inc.
                                        Merrill Lynch & Co.
                                        J.P. Morgan & Co.
                                        Smith Barney Inc.
                                        UBS Securities

MID-CAP FUND

Name of Issuer:                         At Home Corp. - Series A
Type of Security:                       Common Stock
Trade Date:                             07/11/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 2,500
Total Purchase:                         $26,250
Aggregate shares of offering:           9,000,000
Aggregate value of offering:            $94,500,000
Securities acquired from:               Morgan Stanley & Co. Inc.
Underwriting Syndicate's Members:       Merrill Lynch & Co.
                                        Morgan Stanley Dean Witter
                                        Alex. Brown & Sons Incorporated
                                        Hambrecht & Quist


Name of Issuer:                         Travel Services International, Inc.
Type of Security:                       Common Stock
Trade Date:                             07/22/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $14,000
Aggregate shares of offering:           2,500,000
Aggregate value of offering:            $35,000,000
Securities acquired from:               Montgomery Securities
Underwriting Syndicate's Members:       Montgomery Securities
                                        Furman Selz



Name of Issuer:                         J.D. Edwards
Type of Security:                       Common Stock
Trade Date:                             09/23/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 6,000
Total Purchase:                         $138,000
Aggregate shares of offering:           15,800,000
Aggregate value of offering:            $363,400,000
Securities acquired from:               Morgan Stanley & Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        Deutche Morgan Grenfell
                                        Robertson, Stephens & Company

Name of Issuer:                         Bayard Drilling Technologies, Inc.
Type of Security:                       Common Stock
Trade Date:                             11/04/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $23,000
Aggregate shares of offering:           9,600,000
Aggregate value of offering:            $220,800,000
Securities acquired from:               Donaldson, Lufkin & Jenrette Sec. Corp.
Underwriting Syndicate's Members:       Donaldson, Lufkin & Jenrette Sec. Corp.
                                        Lehman Brothers
                                        Prudential Securities Incorporated
                                        Rauscher Pierce Refsnes, Inc.
                                        Raymond James & Associates, Inc.

Name of Issuer:                         Trammell Crow Co.
Type of Security:                       Common Stock
Trade Date:                             11/24/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,100
Total Purchase:                         $19,250
Aggregate shares of offering:           5,000,000
Aggregate value of offering:            $87,500,000
Securities acquired from:               Morgan Stanley Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        BT Alex. Brown
                                        Goldman, Sachs & Co.
                                        Bancamerica Robertson Stephens




SMALL CAP FUND

Name of Issuer:                         Commonwealth Industries
Type of Security:                       Common Stock
Trade Date:                             09/23/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $18,000
Aggregate shares of offering:           5,000,000 shares
Aggregate value of offering:            $90,000,000
Securities acquired from:               Morgan Stanley & Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        Merrill Lynch & Co.



Name of Issuer:                         Eagle Geophysical, Inc.
Type of Security:                       Common Stock
Trade Date:                             08/05/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 5,000
Total Purchase:                         $85,000
Aggregate shares of offering:           5,880,000 shares
Aggregate value of offering:            $99,960,000
Securities acquired from:               Prudential Securities Incorporated
Underwriting Syndicate's Members:       Prudential Securities Incorporated
                                        Simmions & Company International


Name of Issuer:                         Trammell Crow Co.
Type of Security:                       Common Stock
Trade Date:                             11/24/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 13,900
Total Purchase:                         $243,250
Aggregate shares of offering:           5,000,000
Aggregate value of offering:            $87,500,000
Securities acquired from:               Morgan Stanley Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        BT Alex. Brown
                                        Goldman, Sachs & Co.
                                        Bancamerica Robertson Stephens








INTERNATIONAL FUND

Name of Issuer:                         France Telecom
Type of Security:                       Common Stocks
Trade Date:                             10/17/97
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 40,420
Total Purchase:                         $1,274,404
Aggregate shares of offering:           211,000,000
Aggregate value of offering:            $6,541,000,000
Securities acquired from:               Paribas
Underwriting Syndicate's Members:       Merrill Lynch & Co.
                                        Lehman Brothers
                                        Paribas
                                        Deutsche Morgan Grenfell
                                        Lazard Freres & Co. LLC
                                        Morgan Stanley Dean Witter
                                        Salomon Brothers Inc.